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                                                                    EXHIBIT 23.2

                          Independent Auditors' Consent

We consent to the incorporation by reference in this Registration Statement of Entercom Communications Corp. on Form S-8 of our report dated February 14, 2001, appearing in the Annual Report on Form 10-K of Entercom Communications Corp., for the year ended December 31, 2001.



Deloitte & Touche LLP

Philadelphia, Pennsylvania
April 4, 2002